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                                                              EXHIBIT 10.19(a)




                                            June 5, 1996


Mr. James L. Boehme
10 Thunderhill
Ridgefield, CT 06877



Dear Jim:

     This will confirm the action taken by the Compensation Committee of the Board of Directors of Holmes Protection Group, Inc. (the "Company"), that
Section 2 of the Employment Agreement between the Company and you, dated as of January 8, 1996 (the "Agreement"), is hereby amended by changing the expiration date provided therein from December 31, 1996 to December 31, 1997.

     Except as so amended, the Agreement shall remain in full force and effect in accordance with its terms.

     Please acknowledge below your acceptance of such amendment on all the enclosed copies hereof, and return two (2) copies to my office.


                              Sincerely,



                              /s/  William P. Lyons
                              ---------------------------
                              William P. Lyons
                              Chairman
                              Holmes Protection Group, Inc.



ACCEPTED AND AGREED TO:

/s/  James L. Boehme
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James L. Boehme